Exhibit 17

[Proxy Card Front]

BlackRock Global Opportunities Equity Trust

100 Bellevue Parkway
Wilmington, Delaware  19809

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the fund, held of record by the undersigned on March 12, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, May 5, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

 (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	To approve the issuance of additional common shares of the Fund in connection with an Agreement and Plan of Reorganization between BlackRock Global Equity Income Trust and the Fund.

FOR	☐	AGAINST	☐	ABSTAIN	☐

2.	To approve the issuance of additional common shares of the Fund in connection with an Agreement and Plan of Reorganization between BlackRock World Investment Trust and the Fund.

FOR	☐	AGAINST	☐	ABSTAIN	☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

BlackRock Global Equity Income Trust

100 Bellevue Parkway
Wilmington, Delaware  19809

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the fund, held of record by the undersigned on March 12, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, May 5, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

 (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.
To approve an Agreement and Plan of Reorganization between the Fund and BlackRock Global Opportunities Equity Trust, the termination of the Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

FOR	☐	AGAINST	☐	ABSTAIN	☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

BlackRock World Investment Trust

100 Bellevue Parkway
Wilmington, Delaware  19809

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the fund, held of record by the undersigned on March 12, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, May 5, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

 (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.
To approve an Agreement and Plan of Reorganization between the Fund and BlackRock Global Opportunities Equity Trust, the termination of the Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

FOR	☐	AGAINST	☐	ABSTAIN	☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.